UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2017

INTUITIVE SURGICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30713	77-0416458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1020 Kifer Road
Sunnyvale, California 94086
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (408) 523-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
On January 24, 2017, Intuitive Surgical, Inc. (“Intuitive” or the “Company”) entered into a Supplemental Confirmation to the Master Confirmation dated as of January 24, 2017 (the “Master Confirmation” and together with the Supplemental Confirmation, the “ASR Agreement”) with Goldman, Sachs & Co. (“Goldman”) relating to an accelerated share repurchase program (the “ASR Program”) to repurchase $2.0 billion of Intuitive’s common stock from Goldman.
The actual number of shares repurchased under the ASR Program will be determined at the completion of the ASR Program which is expected to occur prior to the end of the fourth quarter of 2017, although the completion date may be accelerated at Goldman’s option during an acceleration period prior to the scheduled termination date. The total number of shares that the Company will repurchase under the ASR Program will generally be based on the daily volume-weighted average price per share of Intuitive’s common stock during the repurchase period, less a discount. On January 27, 2017, Intuitive will make a payment of $2.0 billion to Goldman and Goldman is expected to make an initial delivery to Intuitive of approximately 2.4 million of Intuitive shares. These shares will be retired as soon as practical after receipt. Goldman may be required to deliver additional shares of common stock to Intuitive or Intuitive may be required to either deliver shares of common stock or make a cash payment to Goldman at the completion of the ASR Program. The terms of the ASR Program are subject to adjustment if Intuitive were to enter into or announce certain types of transactions or to take certain corporate actions.
The Company had approximately $3.0 billion remaining under its Board of Directors (“Board”) authorized stock repurchase program prior to the initiation of the ASR Program. Additional purchases by the Company under the remaining authorization, or approximately $1.0 billion, will depend upon market conditions and may be made from time to time in open market purchases, privately negotiated transactions, accelerated share repurchase programs, issuer self-tender offers or otherwise, as determined by the Company’s management. The repurchases will be made in compliance with, and at such times as permitted by, federal securities law and may be suspended or discontinued at any time. The Company expects to fund the ASR Program through cash and investments.
The ASR Agreement contains the principal terms and provisions governing the ASR Program, including, but not limited to, the mechanism used to determine the number of shares that will be delivered, the required timing of delivery of the shares, the specific circumstances under which Goldman is permitted to make adjustments to valuation periods, the specific circumstances under which the ASR Program may be terminated early, and various acknowledgments, representations and warranties made by Intuitive and Goldman to one another. The foregoing summary is qualified in its entirety by reference to the Master Confirmation and the Supplemental Confirmation that will be filed as an exhibit to the Company’s annual report on Form 10-K for the period ending December 31, 2016.
Forward-Looking Statements
This report, including the exhibits contains forward-looking statements. These forward-looking statements are necessarily estimates reflecting the best judgment of our management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. The statements in this report that could be deemed forward-looking statements include statements regarding the repurchase by the Company of $2.0 billion of its common stock from Goldman, the expected completion dates of the repurchases, the source of funds for the repurchases, and the plans with respect to the repurchased shares. These forward-looking statements should, therefore, be considered in light of various important factors, including the following: the market prices of the Company's common stock during the term and after the completion of the ASR Program; the ability of Goldman to buy or borrow shares of the Company’s common stock; the uncertainty regarding the Company’s ability to complete the share repurchases within the proposed timing or at all; the uncertainty regarding the amount and timing of future share repurchases by the Company and the origin of funds used for such repurchases; the impact of global and regional economic and credit market conditions on healthcare spending; healthcare reform legislation in the United States and its impact on hospital spending, reimbursement and fees levied on certain medical device revenues; changes in hospital admissions and actions by payers to limit or manage surgical procedures; the timing and success of product development and market acceptance of developed products; the results of any collaborations, in-licensing arrangements, joint ventures, strategic alliances or partnerships; procedure counts; regulatory approvals, clearances and restrictions or any dispute that may occur with any regulatory body; guidelines and recommendations in the healthcare and patient communities; intellectual property positions and litigation; competition in the medical device industry and in the specific markets of surgery in which we operate; unanticipated manufacturing disruptions or the inability to meet demand for products; the results of legal proceedings to which we are or may become a party; product liability and other litigation claims; adverse publicity regarding the Company and the safety of our products and adequacy of training; our ability to expand into foreign markets; and other risk factors under the heading “Risk Factors” in our report on Form 10-K for the year ended December 31, 2015, as updated by our other filings with the Securities and Exchange Commission. Statements using words such as “estimates,” “projects,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “may,” “will,” “could,” “should,” “would,” “targeted” and similar words and expressions are intended to identify forward-looking statements. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date of this press release. We undertake no obligation to publicly update or release any revisions to these forward-looking statements, except as required by law.

Item 2.02.      Results of Operations and Financial Condition.

On January 24, 2017, Intuitive Surgical, Inc. (“Intuitive”) issued a press release announcing its financial results for the quarter ended December 31, 2016, and that it has entered into an accelerated share repurchase program with Goldman, Sachs & Co. to repurchase $2.0 billion of its common stock. A copy of the press release is furnished hereto as Exhibit 99.1.
The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of Intuitive under the Securities Act of 1933, as amended or the Exchange Act.

Item 7.01.      Regulation FD Disclosure.
A copy of Intuitive’s press release announcing the ASR Program is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 7.01, including information incorporated herein by reference, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.
d) Exhibits.
The following exhibit is furnished with this report on Form 8-K:

99.1     Press release issued by Intuitive Surgical, Inc., dated January 24, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.

Date:	January 24, 2017	By	/s/ Marshall L. Mohr
Name: Marshall L. Mohr
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Intuitive Surgical, Inc., dated January 24, 2017.